JOINDER NO. 1 TO
RESTRICTED SUBSIDIARY GUARANTEE

JOINDER NO. 1 TO RESTRICTED SUBSIDIARY GUARANTEE (this “Joinder”), dated as of July 20, 2009, by each of AmeriGas Eagle Propane, L.P., a Delaware limited partnership and AmeriGas Eagle Parts & Service Inc., a Delaware corporation for the benefit of Wachovia Bank, National Association as agent (in such capacity, the “Agent”) for the Banks (as defined in the Guarantee Agreement referred to below).

A. Reference is made to (a) that certain Credit Agreement, dated as of April 17, 2009 (as amended, supplemented or otherwise modified from time to time, (the “Credit Agreement”) by and among AmeriGas Propane, L.P. (the “Borrower”), AmeriGas Propane, Inc., Petrolane Incorporated, Agent, JPMorgan Chase Bank, N.A. as Documentation Agent and as a Bank, Citizens Bank of Pennsylvania, as Syndication Agent and as a Bank and the other financial institutions party thereto and (b) that certain Restricted Subsidiary Guarantee dated as of April 17, 2009 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), by the Guarantors for the benefit of the Agent and the Banks.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Banks to extend credit to the Obligors. Section 22 of the Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of a counterpart of such Guarantee Agreement. Each of the undersigned Restricted Subsidiaries (each such Restricted Subsidiary individually a “New Guarantor” and collectively the “New Guarantors”) is executing this Joinder in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Banks to make additional extensions of credit to the Obligors and as consideration for the extensions of credit previously made to the Obligors.

Accordingly, each New Guarantors agree as follows:

SECTION 1. In accordance with Section 22 of the Guarantee Agreement, each New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Guarantor, jointly and severally with the other Guarantors, irrevocably and unconditionally guarantees the Obligations. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include each New Guarantor. This Joinder is a supplement to the Guarantee Agreement, which Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Agent and the other Banks that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Each New Guarantor acknowledges and agrees that it has received, reviewed and is satisfied with the Credit Agreement and the Guaranty.

SECTION 4. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of each New Guarantor and the Agent. Delivery of an executed signature page to this Joinder by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 5. Except as expressly amended, supplemented or modified hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 6. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 17 of the Guarantee Agreement. All communications and notices hereunder to each New Guarantor shall be given to it at the address set forth under its signature below.

IN WITNESS WHEREOF, the New Guarantors and the Agent have duly executed this Joinder as of the day and year first above written.

AMERIGAS EAGLE PROPANE, L.P.,
a Delaware limited partnership

By: AMERIGAS EAGLE HOLDINGS, INC., its general partner

By:
Name: Robert W. Krick
Title: Vice President and Treasurer
Location of Chief Executive Office:

460 N. Gulph Road
King of Prussia, PA 19406

Address for Notices:
c/o AmeriGas Propane, Inc.

P.O. Box 965
Valley Forge, PA 19482
Attention: Treasurer

AMERIGAS EAGLE PARTS & SERVICE, INC.,
a Delaware corporation

By:
Name: Robert W. Krick
Title: Vice President and Treasurer
Location of Chief Executive Office:

460 N. Gulph Road
King of Prussia, PA 19406

Address for Notices:
c/o AmeriGas Propane, Inc.

P.O. Box 965
Valley Forge, PA 19482
Attention: Treasurer

Accepted and Agreed to:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent for the Banks

By:
Name:
Title: